                     ASSIGNMENT OF WHOLESALE POWER CONTRACT

STATE OF TEXAS           )
                         )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ________       )


         This Assignment is made by Cap Rock Electric Cooperative, Inc. ("Cap Rock"), accepted by New Corp Resources, Inc. ("NCR"), and consented to by Southwestern Public Service Company ("SPS"), as of the 3rd day of March, 1995.

         Cap Rock, for and in consideration of ten dollars and other good and valuable consideration, by means of this instrument, grants and conveys to NCR, all legal and equitable rights, and benefits which it has or may have pursuant to (i) that certain Wholesale Full Requirements Electric Power Contract between Cap Rock and SPS, executed by Cap Rock and SPS on July 3, 1991, and amended on January 22, 1992 (the "Contract"), and (ii) that certain Transmission Agreement between SPS and Cap Rock dated as of September 9, 1993, as amended by the First Amendment to Transaction Documents dated as of June 24, 1994, the Second Amendment to Transaction Documents dated as of November 9, 1994, and the Third Amendment to Transaction Documents dated as of March 3, 1995 (the "Transmission Agreement").

         This Assignment is made subject to the following terms and conditions:

         1. NO WARRANTY. Cap Rock makes this Assignment without any warranty, expressed, implied, or statutory to NCR. Cap Rock expressly disclaims any warranty and assigns to NCR only the legal and equitable rights, benefits, and interest as Cap Rock now has pursuant to the Contract and/or the Transmission Agreement assigned.

         2. ASSUMPTION OF OBLIGATIONS. NCR agrees to promptly make all payments due under the Contract and/or the Transmission Agreement and to perform all obligations which arise pursuant to the Contract and/or the Transmission Agreement. NCR further agrees to assume all obligations under the Contract and/or the Transmission Agreement and to promptly pay or perform all such obligations which arise under the Contract and/or the Transmission Agreement.

         3. INDEMNITIES. NCR agrees to indemnify Cap Rock for any liability to third parties arising out of or in connection with the Contract.

         4. GUARANTY. The Contract can be assigned only with the non-assigning party's prior written consent. For and in consideration of granting such consent by SPS, Cap Rock hereby agrees to guaranty all obligations of NCR which arise pursuant to the Contract and/or the Transmission Agreement and to be responsible for and guarantee all payments or obligations which arise pursuant to the Contract and/or the Transmission agreement if NCR defaults on its obligations thereunder. Cap Rock and NCR hereby agree that neither the assignment of the contract and the Transmission Agreement by Cap Rock nor the assumption of the Contract and the Transmission Agreement by NCR shall relieve Cap Rock of its primary obligation to perform under the terms and conditions of the Contract and the Transmission Agreement.

         5. BINDING AFFECT. This Assignment and all of its terms and conditions are binding on and inure to the benefit of Cap Rock and its successors and assigns, or NCR and its successors and assigns, and SPS and its successors and assigns.

         SIGNED AND DELIVERED AS OF THE 3rd DAY OF MARCH, 1995.



                                       CAP ROCK ELECTRIC COOPERATIVE, INC.




                                       By: /s/ David W. Pruitt
                                          -----------------------------------
                                          David W. Pruitt, President/CEO

ATTEST:


/s/ Alfred Schwartz
----------------------------
Alfred Schwartz, Secretary

                                       NEW CORP RESOURCES, INC.


                                       By: /s/ Steven E. Collier
                                          -----------------------------------
                                          Steven E. Collier, President

ATTEST:


/s/ John D. Parker
-----------------------------
John D. Parker, Secretary


                                       SOUTHWESTERN PUBLIC SERVICE COMPANY



                                       By: /s/ Gary L. Gibson
                                          -----------------------------------
                                          Gary L. Gibson, Vice President,
                                            Marketing

ATTEST:


/s/ Mary Pullum
----------------------------------
         Assistant Secretary

                              CONSENT TO ASSIGNMENT

         SPS hereby agrees to the Assignment of the Contract from Cap Rock to New Corp.

                                    SOUTHWESTERN PUBLIC SERVICE COMPANY


                                    By: /s/ Gary L. Gibson
                                       ------------------------------------
                                       Gary L. Gibson, Vice President,
                                        Marketing